THE WARRANT REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

                               ACCESS POWER, INC.

                               WARRANT TO PURCHASE

                            6% CONVERTIBLE DEBENTURES

                            AND COMMON STOCK WARRANTS

                     The Transferability of this Warrant is
                      Restricted as Provided in Section 2.

   Void after   September   30,  2001       Right   to    Purchase    $1,000,000
                                            Aggregate  Principal  Amount  of  6%
                                            Convertible  Debentures due 2001 and
                                            Warrants to Purchase  200,000 Shares
                                            of   Common   Stock    (subject   to
                                            adjustment)


No. 1

                                    PREAMBLE

         Access Power, Inc. (the "Company"), a Florida corporation, hereby certifies that, for value received, BAMBOO INVESTORS LLC, whose address is One World Trade Center, Suite 4563, New York, New York 10048, or its registered assigns (hereinafter, the "Registered Holder"), is, subject to the terms set forth herein, entitled to purchase from the Company at any time or from time to time before the expiration of this Warrant under Section 15 hereof (such time, the "Expiration Time"), up to (x) $1,000,000 aggregate principal amount of 6% Convertible Debentures due 2001 (the "Warrant Debentures") of the Company, at the purchase price of $1,000 per $1,000 of aggregate principal amount of Warrant Debentures (the "Warrant Debenture Purchase Price") and (y) Warrants (the "Special Common Stock Warrants") to purchase up to 200,000 Shares of Common Stock, at a purchase price of $1 per 2,000 shares subject to such warrants (the "Special Warrants Purchase Price").

         Subject to the terms set forth herein, at the election of the Company on not less than seven (7) business days nor more than twenty (20) business days prior written notice (such notice being referred to as the "Mandatory Exercise

Notice" and the closing date specified in such notice being referred to as the "Mandatory Closing Date"), the Registered Holder shall at any time or from time to time before the 180th day after the Closing Date be required to exercise this Warrant and purchase up to $1,000,000 aggregate principal amount of Warrant Debentures (minus any such Warrant Debentures previously purchased hereunder), at the Warrant Debenture Purchase Price; provided that the Registered Holder shall not be required to exercise and purchase any such Warrant Debentures if at any time from and after the delivery to the Registered Holder of the Mandatory Exercise Notice through the Mandatory Closing Date (the "Interim Period") any of the Closing Conditions (as defined below) shall not have been satisfied.

         This Warrant is one of the Warrants to Purchase 6% Convertible Debentures and Common Stock Warrants (the "Warrants") evidencing the right to purchase 6% Convertible Debentures due 2001 of the Company and warrants to purchase Shares of Common Stock of the Company, identical in terms (other than, with respect to the Debentures, the date on which interest will start to accrue) to the debentures and common stock warrants issued pursuant to the Securities Purchase Agreement (the "Securities Purchase Agreement"), dated September 30, 1999, between the Company and the Purchaser and other parties named therein. The Securities Purchase Agreement contains certain additional terms that are binding upon the Company and each Registered Holder of the Warrants. A copy of the Securities Purchase Agreement, including the Exhibits thereto, may be obtained by any Registered Holders of the Warrants from the Company upon written request. Capitalized terms used but not defined herein shall have the meanings set forth in the Securities Purchase Agreement, including the Exhibits thereto.

         As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

         (a) The "Closing Bid Price" on any Trading Day shall be (a) if the Common Stock is then listed or quoted on either the OTC:
                   BB, the NASDAQ SmallCap Market or the NASDAQ National Market, the reported closing bid price for the Common Stock as reported by Bloomberg, L.P. ("Bloomberg") or The Wall Street Journal (the "Journal") on such day (or, if not so reported, as otherwise reported by the Nasdaq Small Cap Market, the NASDAQ National Market or the OTC: BB, as the case may be),
                   (b) if the Common Stock is listed on either the American Stock Exchange or New York Stock Exchange, the closing bid price for the Common Stock on such exchange on such day as reported by Bloomberg or the Journal or (c) if neither (a) nor (b) apply but the Common Stock is quoted in the over-the-counter market, another recognized exchange or on the pink sheets, the last reported "bid" price thereof on the date of valuation.

         (b)
                   The term  "Company"  includes  any  corporation  which  shall
                   succeed  to  or  assume  the   obligations   of  the  Company
                   hereunder.

         (c) The term "Common Stock" includes all shares of any class or classes (however designated) of the Company, authorized on or after the date hereof, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and the holders of which shall ordinarily be entitled to vote for the election of directors of the Company (even though the right so to vote has been suspended by the happening of a contingency).

         (d) The term "Major Transaction" shall be deemed to have occurred at such time as any of the following events occurs: (i) the consolidation, merger or other business combination of the Company with or into another person (other than pursuant to migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company); (ii) the sale or transfer of all or substantially all of the Company's assets; or (iii) consummation of a purchase, tender or exchange offer made to the holders of more than 30% of the outstanding shares of Common Stock.

         (e) The term "Material Adverse Change" means any change, event, result or happening involving, directly or indirectly, the Company or any of its subsidiaries resulting in a material adverse effect on the business, financial condition or results of operations of the Company and its subsidiaries, taken as a whole.

         (f)
                   The term "Pro Rata Share" shall mean the maximum number of shares of Common Stock subject to Special Common Stock Warrants issuable hereunder multiplied by a fraction, the numerator of which is the aggregate principal amount of Warrant Debentures designated in the Election to Purchase and the denominator of which is aggregate principal amount of Warrant Debentures issuable hereunder.

         (g) "Trading day" shall mean any day on which the Company's Common Stock is traded for any period on the principal securities exchange or other securities market on which the Common Stock is then being traded.

         (h) The term "Triggering Event" shall be deemed to have occurred at such time as any of the following events occurs: (i) the failure of the Required Registration Statement to be declared effective by the Securities and Exchange Commission on or prior to the Required Effectiveness Date; (ii) while the Required Registration Statement is required to be maintained effective pursuant to the terms of the Registration Rights Agreement, the effectiveness of the Required Registration Statement lapses for any reason (including, without limitation, the issuance of a stop order) or is unavailable to the holder of Securities or Underlying Securities for sale of the Registrable Securities (as defined in the Registration Rights Agreement) in accordance with the terms of the Registration Rights Agreement, and such lapse or unavailability continues for a period of five consecutive trading days; (iii) the suspension from listing or the failure of the Common Stock to be quoted on the OTC: BB or listed on the Nasdaq SmallCap Market, the Nasdaq National Market, The New York Stock Exchange, Inc. or The American Stock Exchange, Inc. for a period of five consecutive days;
                   (iv) the Company's notice to any holder of any convertible securities of the Company, including by way of public announcement, at any time, of its intention not to comply with proper requests for conversion of such convertible securities; (v) a material breach by the Company of any representation, warranty, covenant or other term or condition of the Securities Purchase Agreement, the Registration Rights Agreement, this Warrant or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated thereby or hereby; (vi) Glen Smith ceases to hold at least one of the offices of Chief Executive Officer or President of the Company prior to the Expiration Time for any reason other than because of (x) death or disability or (y) resignation or removal, provided that such resignation or removal is with the consent of the holders of at least two-thirds of the aggregate principal amount of Debentures and Warrant Debentures outstanding
                   (after giving effect to the exercise in full of all the outstanding Warrants) or (vii) a Change of Control (as defined in the Warrant Debentures).


1. REGISTRATION RIGHTS. The rights of the holders of Warrants to register Special Common Stock Warrants issuable upon exercise of the Warrants (and the shares of Common Stock issuable upon conversion of, or in lieu of interest payments on, the Warrant Debentures or upon exercise of such special Common Stock Warrants) shall be as stated in the Registration Rights Agreement, which agreement is Exhibit D to the Securities Purchase Agreement.

2. RESTRICTED STOCK. If, at the time of any transfer or exchange of this Warrant, any Warrant Debentures or any Special Common Stock Warrants issuable upon exercise of this Warrant (other than a transfer or exchange not involving a change in the beneficial ownership of this Warrant or any such Warrant Debentures or such Special Common Stock Warrants), such Warrant, such Warrant Debentures or such Special Common Stock Warrants shall not be registered under the Securities Act, the Company's obligation to transfer such Warrant, such Warrant Debentures or such Special Common Stock Warrants shall be subject to the provisions of Section 6 of the Securities Purchase Agreement.

3.  EXERCISE OF WARRANT.

         3.1. Exercise in Full. The holder of this Warrant may, and shall on the
              ----------------
Mandatory Closing Date provided the Mandatory Exercise Notice is given and the Closing Conditions are satisfied, exercise this Warrant in full by surrendering this Warrant, with the form of Election to Purchase at the end hereof duly executed by such holder, to the Company in the manner set forth in Section 6 of the Securities Purchase Agreement; provided, that, in no event shall this Warrant be exercised after the Expiration Time. The surrendered Warrant shall be accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, in an amount equal to the Warrant Debenture Purchase Price for the full aggregate principal amount of Warrant Debentures then purchasable hereunder plus the Special Warrants Purchase Price for the full number of Special Common Stock Warrants purchasable hereunder.

         3.2.  Partial  Exercise.  This Warrant may, and shall on the  Mandatory
               -----------------
Closing Date provided the Mandatory Exercise Notice is given and the Closing Conditions are satisfied as required above, be exercised in part by surrender of this Warrant in the manner provided in Subsection 3.1, except that the exercise price shall be equal to the Warrant Purchase Price for the aggregate principal amount of Warrant Debentures as shall be designated by the holder or the Company, as applicable, in the Election to Purchase plus the Special Warrants Purchase Price for the Pro Rata Share of Special Common Stock Warrants issuable hereunder and, provided, that, in no event shall this Warrant be exercised after the Expiration Time. On any such partial exercise, subject to the provisions of
Section 2 hereof, the Company, at its expense, will forthwith issue and deliver to or upon the order of the Registered Holder hereof a new Warrant or Warrants of like tenor, in the name of the Registered Holder hereof or as such Registered Holder may request, calling in the aggregate on the face or faces thereof for the aggregate principal amount of Warrant Debentures and the aggregate number of Special Common Stock Warrants equal to the number of such Warrant Debentures and Special Common Stock Warrants called for on the face of this Warrant minus the number of such Warrant Debentures and Special Common Stock Warrants designated by the Registered Holder or the Company, if applicable, in the applicable Election to Purchase.

         3.3.  Concurrent  Exercise.  Notwithstanding  anything to the  contrary
               --------------------
contained herein or in any of the other Primary Documents, the Registered Holder hereof may at the same time exercise this Warrant and request conversion of the Warrant Debentures issuable upon such exercise and exercise the Special Common Stock Warrants issuable upon such exercise, notwithstanding the fact that the
Warrant Debentures and/or Special Common Stock Warrants have not yet been issued. Such concurrent conversion shall be effected by marking the box labeled Concurrent Exercise/Conversion Elected on the Election to Purchase and transmitting with such Election to Purchase a Notice of Conversion for the Warrant Debentures and/or an Election to Purchase for the Special Common Stock Warrants in the manner set forth in Section 6 of the Securities Purchase Agreement. If concurrent conversion is elected, the exercise of this Warrant, the conversion of the Warrant Debentures and the exercise of the Special Common Stock Warrants shall all be deemed to have been made immediately prior to the close of business on the Conversion Date applicable to the Election to Purchase for this Warrant and the Warrant Debentures and Special Common Stock Warrants issuable upon such exercise shall be deemed to have been issued by the Company and delivered to the Company by the Holder hereof.

         3.4  Accelerated   Expiration.   At  the  option  of  the  Company  and
              ------------------------
notwithstanding the satisfaction of any Closing Conditions to a mandatory exercise hereunder, if the Company at any time after the first anniversary of the Closing Date presents to Holder a written, bona fide, irrevocable offer from a third party ("Bona Fide Offer") to purchase indebtedness of the Company (through the purchase of a convertible debenture or other evidence of indebtedness of the Company or otherwise) or purchase equity securities of the Company, in each case in an amount equal to not less than the aggregate face amount of Warrant Debentures which a Holder may purchase under this Warrant and all other Warrants outstanding at that time, and in the case of a Bona Fide Offer to purchase indebtedness of the Company, on terms no less favorable to the Company than those of the Warrant Debentures, then this Warrant shall expire at 5:00 p.m., New York City time, on the thirtieth day after the date a copy of the Bona Fide Offer was presented to Holder unless earlier exercised by the Holder.

         3.5.  Company  Acknowledgment.  The  Company  will,  at the time of the
               -----------------------
exercise, exchange or transfer of this Warrant, upon the request of the Registered Holder hereof, acknowledge in writing its continuing obligation to afford to such Registered Holder or transferee any rights (including, without limitation, any right to registration of the Company's shares of Common Stock) to which such Registered Holder or transferee shall continue to be entitled after such exercise, exchange or transfer in accordance with the provisions of this Warrant, provided that if the Registered Holder of this Warrant shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such Registered Holder or transferee any such rights.

4. DELIVERY OF WARRANT DEBENTURE AND SPECIAL COMMON STOCK WARRANTS UPON EXERCISE. Following the exercise of this Warrant in full or in part, within the time periods and in the manner provided by Section 6(b) of the Securities Purchase Agreement, the Company, at its expense (including the payment by it of any applicable issue taxes), will cause to be issued in the name of and delivered to the Registered Holder hereof, or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct, a certificate or certificates for the aggregate principal amount of Warrant Debentures and the aggregate Number of Special Common Stock Warrants to which such Registered Holder shall be entitled on such exercise. The Warrant Debentures to be issued upon exercise hereof shall be substantially in the form attached hereto as Annex C and the Special Common Stock Warrants to be issued hereunder shall be substantially in the form attached hereto as Annex D.

5. CLOSING CONDITIONS. Notwithstanding anything herein to the contrary, the Company shall not be permitted to deliver a Mandatory Exercise Notice, nor shall the Registered Holder be required to exercise and purchase on a Mandatory Closing Date any Warrant Debentures and Special Common Stock Warrants, unless in either case each of the following conditions (each a "Closing Condition, and, collectively, the "Closing Conditions") is satisfied: (i) the Required Registration Statement: (a) shall have been declared effective, (b) shall have remained effective for at least 60 consecutive days after the effectiveness date, (c) shall remain effective at all times during the applicable Interim Period and (d) shall cover resales of the shares of Common Stock issuable upon conversion of the Warrant Debentures and exercise of the Special Common Stock Warrants; (ii) the Closing Bid for the Common Stock shall not be less than $0.35 per share on any Trading Day during the Interim Period; (iii) during the period beginning on the original issue date of this Warrant and ending on and including the applicable Mandatory Closing Date, there shall not have occurred (A) a public announcement of a Major Transaction which has not been abandoned or terminated on or prior to the date the Mandatory Exercise Notice is given or the Mandatory Closing Date, as the case may be, (B) a Triggering Event or (C) a Material Adverse Change; (iv) at all times during the period beginning on the original issue date of this Warrant and ending on and including the applicable Mandatory Closing Date, the Common Stock shall have been quoted on the OTC: BB and the Company shall not have been notified of any pending or threatened proceeding or other action to suspend trading of the Common Stock; (v) the Company's Articles of Incorporation shall be in full force and effect and shall not have been amended since the original issue date of this Warrant other than by any amendment whose sole effect is to increase the authorized Common Stock of the Company or to eliminate the authorized but unissued Series A Preferred Stock from the authorized capital stock of the Company; (vi) the representations and warranties of the Company in the Securities Purchase Agreement shall be true and correct as of the date when made and as of the applicable Mandatory Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Primary Documents to be performed, satisfied or complied with by the Company at or prior to the Closing Date (and the Registered Holder of this Warrant shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the applicable Mandatory Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such holder) and the Registered Holder shall have received all opinions and certificates required pursuant to the terms of the Primary Documents to be delivered on, and dated as of, the Closing Date, in each case delivered on and dated as of the Mandatory Closing Date; (vii) as of the applicable Mandatory Closing Date, the Company shall have available for issuance and shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion or exercise of Securities, the Warrant Debentures and the Special Common Stock Warrants, a number of shares at least equal to the Minimum Conversion Shares, and (viii) no more than 180 days shall have elapsed since the issue date of this Warrant.

6. NO DILUTION OR IMPAIRMENT. The Company will not, by amendment of its Articles of Incorporation or By-laws, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrants, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of the Warrants, as specified herein and in the Securities Purchase Agreement, against dilution or other impairment.

7.  Notice of Record Date.  In case of

         (a) any taking by the Company of a record of the holders of any class of its securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

         (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or any voluntary or involuntary dissolution, liquidation or winding up of the Company, or

         (c) events shall have occurred resulting in the voluntary or involuntary dissolution, liquidation or winding up of the Company, then and in each such event the Company will mail or cause to be mailed to each holder of a Warrant a notice specifying (i) the date on which any record is to be taken for the purpose of any such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up, and
(iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made. Such notice shall be mailed at least thirty (30) days prior to the date specified in such notice on which any such action is to be taken.

8. EXCHANGE OF WARRANTS. On surrender for exchange of any Warrant, properly endorsed, to the Company, the Company, at its expense, will issue and deliver to or (subject to Section 2) on the order of the holder thereof a new Warrant or Warrants of like tenor, in the name of such holder or as such holder (on payment by such holder or any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the aggregate principal amount of Warrant Debentures and number of Special Common Stock Warrants called for on the face or faces of the Warrant or Warrants so surrendered.

9. REPLACEMENT OF WARRANTS. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction of any Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

10. WARRANT AGENT. The Company may, by written notice to each holder of a Warrant, appoint an agent having an office in New York, New York, for the purpose of issuing Warrant Debentures and Special Common Stock Warrants on the exercise of the Warrants pursuant to Section 3, exchanging Warrants pursuant to
Section 8, and replacing Warrants pursuant to Section 9, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

11. REMEDIES. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that, without prejudice to any other right or remedy to which a holder of a Warrant may be entitled, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise (without establishing the likelihood of irreparable injury or posting bond or other security), and the Company waives in any action or proceeding brought to enforce this Agreement the defense that there exists an adequate remedy at law.

12. NEGOTIABILITY, ETC. This Warrant is issued upon the following terms, to all of which each Registered Holder or owner hereof by the taking hereof consents and agrees:

                  (a) subject to the terms of Section 5 of the Securities Purchase Agreement, title to this Warrant may be transferred by endorsement (by the Registered Holder hereof executing the form of assignment at the end hereof) and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery;

                  (b) any person in possession of this Warrant properly endorsed is authorized to represent himself as absolute owner hereof and is empowered to transfer absolute title hereto by endorsement and delivery hereof to a bona fide purchaser hereof for value; each prior taker or owner waives and renounces all of his equities or rights in this Warrant in favor of each such bona fide purchaser, and each such bona fide purchaser shall acquire absolute title hereto and to all rights represented hereby; and

                  (c) until this Warrant is transferred on the books of the Company, the Company may treat the Registered Holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

13. NOTICES. All notices and other communications from the Company to the Registered Holder of this Warrant shall be given in writing and shall be effective upon personal delivery, via facsimile (upon receipt of confirmation of error-free transmission) or two business days following deposit of such notice with an internationally recognized courier service, with postage prepaid and addressed, to such address as may have been furnished to the Company in writing by such Registered Holder or, until any such Registered Holder furnishes to the Company an address, then to, and at the address of, the last Registered Holder of this Warrant who has so furnished an address to the Company.

14. MISCELLANEOUS. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant is being delivered in the State of New York and, except for provisions with respect to internal corporate matters of the Company which shall be governed by the corporate laws of the State of Florida, shall be construed and enforced in accordance with and governed by the laws of the State of New York, without regard to principles of conflict of laws. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. All nouns and pronouns used herein shall be deemed to refer to the masculine, feminine or neuter, as the identity of the person or persons to whom reference is made herein may require.

15. EXPIRATION. The right to exercise this Warrant shall expire at 5:00 p.m., New York time, on September 30, 2001 or on such earlier date as provided in
Section 3.4.



                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the undersigned have executed this Warrant as of September 30, 1999.

                               ACCESS POWER, INC.

                                By  /s/ Glenn Smith
                                  Name:  Glenn Smith
                                  Title:  President/CEO

                                                                         Annex A

                          FORM OF ELECTION TO PURCHASE

     The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant, to purchase $_____________ aggregate principal amount of Warrant Debentures and the associated Pro Rata Share of Special Common Stock Warrants and herewith tenders in payment for such securities a certified or official bank check payable in New York Clearing House Funds to the order of ACCESS POWER, INC. in the amount of $__________, all in accordance with the terms hereof. The undersigned requests that a certificate for such Warrant Debentures and Special Common Stock Warrants be registered in the name of _________________________, whose address is _________________________________
and that such Certificate be delivered to ___________________________,whose address is ______________________

Dated:

         Name: ______________________________________

         Signature: _________________________________

         (Signature must conform in all respects to the name of the Registered Holder, as specified on the face of the Warrant.)

         _____________________________________________

         (Insert Social Security or Other
         Identifying Number of Holder)





         /  /    Concurrent Exercise/Conversion Elected

                                                                         Annex B

                               FORM OF ASSIGNMENT

(TO BE EXECUTED BY THE REGISTERED HOLDER IF SUCH HOLDER DESIRES TO TRANSFER THE WARRANT.)

         FOR VALUE RECEIVED, ____________________

hereby sells, assigns and transfers unto

_____________________________________________
(Please print name and address of transferee)

this Warrant, together with all right, title and interest therein, and does so hereby irrevocably constitute and appoint _____________________ Attorney, to transfer the within Warrant on the books of the within-named Company, with full power of substitution.

Dated:

         Name: ______________________________________

         Signature: _________________________________

         (Signature must conform in all respects to the name of the Registered Holder, as specified on the face of the Warrant.)



         (Insert Social Security or Other
         Identifying Number of Assignee)

                                                                         Annex C

                            FORM OF WARRANT DEBENTURE

                                                                         Annex D


                      FORM OF SPECIAL COMMON STOCK WARRANT